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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          Date of Report
                         April 21, 1997


                    FIRST AMERICAN SCIENTIFIC
      (Exact name of registrant as specified in its charter)


                              NEVADA
          (State or other jurisdiction of incorporation)


      0-27094                                   88-0338315
(Commission File No.)                        (IRS Employer ID)



                       409 Granville Street
                            Suite 303
                   Vancouver, British Columbia
                         Canada   V6C 1V5
      (Address of principal executive offices and Zip Code)



                          (604) 681-8656
       (Registrant's telephone number, including area code)








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ITEM 9.  Sales of Equity Securities Pursuant to Regulation S.

     On the 30th day of November, 1996, the Registrant issued to LCM Equity, Inc. ("LCM"), 303 - 409 Granville Street, British Columbia, Canada, 181,730 shares of Common Stock at US$0.40 per share or a total of US$72,692.15 for repayment of a debt owed by the Registrant on June 30, 1996. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

     On the 30th day of November, 1996, the Registrant issued to LCM Equity, Inc. ("LCM"), 303 - 409 Granville Street, British Columbia, Canada, 480,650 shares of Common Stock at US$0.40 per share or a total of US$192,260 for compensation of loans to the Registrant. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

     On the 30th day of November, 1996, the Registrant issued to LCM Equity, Inc. ("LCM"), 303 - 409 Granville Street, British Columbia, Canada, 142,725 shares of Common Stock at US$0.40 per share or a total of US$57,090 for expenses paid by LCM on behalf of the Registrant. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

     On the 30th day of November, 1996, the Registrant issued to Monarch Consulting Services ("Monarch"), Philippines, 250,000 shares of Common Stock at US$0.40 per share or a total of US$100,000 for compensation of loans to the Registrant. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

     On the 30th day of November, 1996, the Registrant issued to Monarch Consulting Services ("Monarch"), Philippines, 87,083 shares of Common Stock at US$0.40 per share or a total of US$34,833 for compensation of services render to the Registrant. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.









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     On the 17th day of January, 1997, the Registrant issued to
Knowlton Capital Inc. ("Knowlton"), 329 Brill Road, Foster, Quebec Canada, 398,836 shares of Common Stock at US$0.33 per share or a total of US$131,615.88 as a bonus for new debt financing and for extending the repayment date of existing loans. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

     On the 21st day of January, 1997, the Registrant issued to Meraloma Club ("Meraloma"), 3814 West 30th Street, Vancouver, British Columbia, Canada, 16,818 shares of Common Stock at US$0.33 per share or a total of US$5,550 as a bonus for new debt financing. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

     On the 21st day of January, 1997, the Registrant issued to J.K. Lovelock ("Lovelock"), 508 - 1146 Harwood Street, Vancouver, British Columbia, Canada, 37,273 shares of Common Stock at US$0.33 per share or a total of US$12,300 as a bonus for new debt financing. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

     On the 1st day of February, 1997, the Registrant issued to Huntington Ltd. ("Huntington"), 12113 Hill Street, Douglas, Isle of Man, Canada, 45,455 shares of Common Stock at US$0.33 per share or a total of US$15,000 for compensation of services render to the Registrant. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

     On the 20th day of February, 1997, the Registrant issued to 834968 Ontario Inc. ("834968"), 408 - 4122 Yonge Street, North
York, Ontario, Canada, 100,000 shares of Common Stock at US$0.33 per share or a total of US$33,000 for compensation of services render to the Registrant. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

     On the 15th day of March, 1997, the Registrant issued to LCM Equity Inc. ("LCM"), 303 - 409 Granville Street, British Columbia, Canada, 759,945 shares of Common Stock at US$0.37 per share or a total of US$281,180 for compensation of services render to the Registrant. The shares were issued in reliance upon the transaction exemption afforded by Regulation S, as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FIRST AMERICAN SCIENTIFIC CORP.



                         BY: /s/ Robert Dinning,
                             Treasurer and Chief Financial Officer

DATED:  April 21, 1997